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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Garry L. Anselmo, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Silverado Gold Mines Ltd. for the quarterly period ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Silverado Gold Mines Ltd.


                            By:    /s/ GARRY  L.  ANSELMO
                                   ----------------------
                            Name:   GARRY  L.  ANSELMO
                            Title:  Chief  Executive  Officer
                                    and  Chief  Financial  Officer
                            Date:   October 9, 2002